Air traffic liability and Loyalty Program	12 Months Ended
Dec. 31, 2024
Air traffic liability [Abstract]
Air traffic liability	AIR TRAFFIC LIABILITY AND LOYALTY PROGRAM
26.1Accounting policies
Air traffic liability and loyalty program line comprises the Company’s obligations for the early receipt of air transport services and other auxiliary services related to the main obligation with its customers. They are accounted for at the amount of the transaction and as they are non-monetary items they are not subject to exchange differences or monetary adjustment of any nature. These obligations are extinguished with the provision of the transport services against operating income in the statements of operations for the year.
The breakage revenue consists of the calculation based on the historical issuance of tickets that will expire due to non-use, that is, passengers who purchased tickets and are highly likely not to use them. For the purpose of recognizing this revenue, the average periods for providing air transport services are also considered, and these assumptions are included in a statistical model that determines the forecast breakage rate to be adopted. At least annually, the calculations are reviewed to reflect and capture changes in customer behavior regarding ticket expiration.
In the loyalty program, the Company estimates the points that will expire without being used historical data and recognizes the corresponding revenue upon point issuance (breakage) considering the average exchange term.
26.2Breakdown of air traffic liability and loyalty program

	December 31,
Description	2024	2023

Air traffic liability and loyalty program	7,191,998	5,782,121
Breakage	(865,941)	(576,245)
	6,326,057	5,205,876

Average use term (a)	59 days	56 days
(a)